SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 18, 2006

Breeze-Eastern Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7872	95-4062211

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Liberty Ave, Union, New Jersey	07083

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(908) 688-2440

TransTechnology Corporation

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 7.01 Regulation FD Disclosure.
On October 18, 2006, Breeze-Eastern Corporation (AMEX:BZC) reported its financial results for the second quarter of its fiscal year ending March 31, 2007.
Reference is made to the Company’s press release dated October 18, 2006, a copy of which is attached hereto as Exhibit 99 to this Form 8-K.
ITEM 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired. None
     (b) Pro Forma Financial Information. None
     (c) Exhibits.

Exhibit	Description
99	Press Release of the Company issued October 18, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREEZE-EASTERN CORPORATION
By:	/s/ Joseph F. Spanier

Joseph F. Spanier, Vice President, Chief Financial Officer and Treasurer
Date: October 19, 2006

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